Notice of Proposed Portfolio Liquidation and Substitution

                        Supplement Dated January 25, 2002
                           To the Prospectuses for the

                PAINEWEBBER ADVANTAGE VARIABLE ANNUITY CONTRACTS

                                    issued by

                       American Republic Insurance Company
                                     and its
                   American Republic Variable Annuity Account

This Notice contains important information about one of the investments in your PaineWebber Advantage variable annuity contract. Please read it and consider it carefully.

Your PaineWebber Advantage variable annuity contract ("Contract") has some or all of its Contract value invested in the Money Market Portfolio of the Brinson Series Trust ("Brinson Money Market Portfolio"). You have previously been notified of the plan to liquidate that portfolio and replace it with the Money Market Portfolio of the Alliance Variable Products Series Fund, Inc., in a plan of substitution (together, the "Plan"). In the near future, you will be sent a proxy statement explaining the Plan, and you will be asked to vote on the Plan.

We are sending you this Notice in advance to let you know what your options are. First, at any time before the Plan takes effect, you may transfer your Contract value out of the Brinson Money Market Portfolio and into any of the other options that are available in your Contract. There will be no charge for that transfer, and it will not count against the number of free transfers you are allowed each year.

If you do not take your Contract value out of the Brinson Money Market Portfolio before the Plan takes affect, then it will automatically be transferred to the Money Market Portfolio of the Alliance Variable Product Series Fund, Inc. (the "Alliance Money Market Portfolio").

Then you will still have several options. First, you can still transfer the amount into any of the other options available under your contract. If you do so within 90 days after the Plan takes affect, there will no charge for the transfer and it will not count against the number of free transfers you are allowed.

Second, you can withdraw some or all of your Contract value. If, within 30 days after the Plan takes affect, you withdraw the Contract value that was transferred into the Alliance Money Market Portfolio as part of the Plan, then we will waive any early withdrawal charge on that amount (but this withdrawal charge waiver will not apply to any amounts that are transferred into the Brinson Money Market Portfolio between the date of this Notice and the date the Plan takes effect).

Third, you can leave the Contract Value in the Alliance Money Market Portfolio.